NUVEEN LARGE CAP SELECT FUND

SUPPLEMENT DATED APRIL 13, 2017

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2017

Effective immediately, Anthony R. Burger is no longer a portfolio manager for the fund and Evan F. Staples is added as a portfolio manager for the fund. David A. Chalupnik will continue to serve as portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FLCSS-0417P